Performance Commentary | 4th Quarter 2023

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

January 19, 2023

Highlights

•	The AFL-CIO Housing Investment Trust (HIT) generated a gross return of 6.92% and a net return of 6.82% for the fourth quarter, compared to 6.82% for the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark).[1] Interest rates fell significantly in the quarter, leading to positive fixed income returns. The 10-year Treasury rate closed below 4% for the first time in five months, following its peak of nearly 5% at the beginning of the fourth quarter. Ultimately, the 10-year Treasury rate ended the year at the exact same level that it closed at for 2022: 3.88%.

•	The HIT had a yield to worst of 5.36% – 82 basis points (bps) higher than the Bloomberg Aggregate as of December 31, 2023. We believe this yield advantage reflects the relative value of the HIT’s portfolio. In addition, 85% of the portfolio was government/agency credit at quarter end.

•	In 2023, the HIT committed to 15 impact investment projects with a total development cost of $1.9 billion, committing to finance $357.2 million. These investments will enhance the HIT’s portfolio’s yield while generating community impacts. During the fourth quarter alone, the HIT committed $153.6 million to eight projects. As of December 31, 2023, 40 projects receiving HIT financing were under construction.[2]

•	Investment grade fixed income spread assets tightened relative to Treasuries during the fourth quarter as all-in fixed income yields became more attractive. The HIT is structurally overweight spread product and underweight Treasuries relative to the Benchmark.

•	Corporate bonds led the move tighter as they were the best performing asset class in the Benchmark on an excess return basis. The HIT holds no corporate bonds.

•	The Federal Reserve did not change interest rates during the quarter, pausing to assess the lagged impact of its increasingly restrictive monetary policy. Slowing inflation and a softening labor market caused the Federal Reserve to increase their number of forecasted cuts in 2024 from one to three, while the Fed Funds futures market is predicting a much more aggressive policy of at least six quarter-point cuts by the end of 2024. The yield curve remains inverted across some tenors, signaling that market participants believe a recession is possible within the next 12 months.

•	The HIT’s relative duration position ended the fourth quarter slightly short compared to the Benchmark like recent years. Entering 2024, the HIT will look to manage interest rate risk close to duration neutral relative to the Bloomberg Aggregate.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2 This includes New Markets Tax Credits allocated by HIT subsidiary Building America CDE, Inc.

•	Investments in high credit quality funds should remain attractive given the uncertain path of interest rates and the elevated risk for asset valuations in the current high interest rate environment, as well as a likely slowdown in economic growth in 2024.

4th Quarter Performance

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Interest rates decreased significantly in the fourth quarter, resulting in positive total returns for investment grade fixed income strategies. Slowing inflation and a softening labor market led the Federal Reserve to pause interest rate hikes and increase the number of expected cuts for 2024 from one to three, causing the 10 year Treasury rate to close the quarter below 4.0%. Spreads across most investment grade fixed income assets tightened versus Treasuries alongside this expected dovish Fed policy. Ultimately, the HIT outperformed the Bloomberg Aggregate on a gross basis in the fourth quarter and performed in-line on a net basis with returns of 6.92% gross and 6.82% net compared to 6.82% for the Benchmark.

The HIT’s relative performance for the quarter benefitted from its overweight to spread product and underweight to Treasuries, the worst performing asset class in the Benchmark on both an excess and total return basis. The HIT also benefitted from an overweight position in adjustable-rate securities, which outperformed on a total return basis; the Benchmark only has fixed rate assets. However, the HIT’s underweight to corporate bonds hindered relative performance, as it was the best performing asset class on an excess and total return basis in the Benchmark.

Positive contributions to HIT’s 4th quarter relative performance vs. Bloomberg Aggregate included:

•	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. As of December 31, 2023, the HIT had a relative yield advantage of 82 bps.

•	The portfolio’s underweight to Treasuries, the worst performing major asset class in the Benchmark on both a total and excess return basis during the quarter. The HIT portfolio had a 3.7% average allocation to the sector versus 41.7% in the Bloomberg Aggregate during the quarter.

•	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s), FHA/Ginnie Mae permanent loan certificates (PLCs), and FHA/Ginnie Mae construction loan certificates (CLC) tightened by approximately 11, 20 and 41 bps, respectively. The HIT portfolio had an average allocation of 24.2% to fixed-rate single-asset Fannie Mae DUS securities, 12.3% to PLCs and 4.6% to CLCs during the quarter while the Benchmark had none.

•	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries tightened by approximately 64 bps during the quarter. During the quarter, the portfolio had a 11.7% average allocation to REMICS while the Benchmark had none.

•	The portfolio’s overweight to adjustable-rate securities with an average allocation of 13.0% during the fourth quarter, whereas the Benchmark only had fixed rate assets.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

•	The portfolio’s underweight to corporate bonds, the best performing major sector for the quarter on both an excess and total return basis, at 203 and 850 bps, respectively. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.8% during the quarter.

•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the second best performing major asset class in the Benchmark on an excess and total return basis. The HIT had a 13.4% allocation compared to 26.5% in the Bloomberg Aggregate on average for the quarter.

•	The HIT’s short relative duration versus the Benchmark as rates sold off during the quarter. See “The Yield Curve – Treasuries” below.

•	Overweight to the highest credit quality sectors (i.e. AAA- and AA-rated) of the investment grade universe, whose excess returns of 28 and 52 bps were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. During the quarter, approximately 94.0% of the HIT portfolio carried a government or GSE guarantee or was rated AA or better, compared to 75.9% for the Bloomberg Aggregate.

Fundamentals December 31, 2023	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
US Government/Agency/AAA/Cash	88.8%	74.4%	Current Yield	3.93%	3.38%
			Yield to Worst	5.36%	4.54%
INTEREST RATE RISK			CALL RISK
Effective Duration	6.01	6.12	Call Protected	75%	73%

Market Overview

The Federal Reserve elected to pause from further rate hikes in the fourth quarter to assess the lagged impact of its increasingly restrictive monetary policy. While inflation has come down from its recent high in mid-2022, it remains above the Federal Reserve’s stated target rate of 2%.

Despite aggressive tightening in monetary policy, economic growth remained positive throughout 2023, though it is projected to have slowed in the fourth quarter. The job market softened in the fourth quarter as non-farm payrolls grew by just over 150,000 per month compared to 2023 average of 225,000 jobs per month.

Housing affordability continued to erode in the fourth quarter due to elevated mortgage rates and home prices. Median-priced single-family homes and condos were less affordable in 2023 compared to historical averages in 99% of counties around the nation, according to ATTOM. While the national apartment vacancy rate rose slightly to 5.4% and rents softened from record highs, the average America renter remains cost burdened. According to Moody's, the share of American household income needed to rent an average-priced apartment crossed the rent-burdening 30% threshold in 2023 for the first time in its nearly 25 years of tracking.

The Yield Curve – Treasuries

Interest rates rallied significantly throughout the fourth quarter, as fixed income markets reacted positively to the increase in expected rate cuts in 2024 from the Federal Reserve at their December meeting.

•	10- and 30-year US Treasury bonds closed the fourth quarter at 3.88% and 4.03%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates fell by 79, 76, 69, and 67 bps, respectively.

•	The Federal Reserve continued to shrink its balance sheet from $8.1 trillion to $7.8 trillion in the fourth quarter. In its December 13 statement, the Fed reaffirmed its program of reducing its holdings of Treasury and Agency debt as well as MBS.

•	The FOMC decided to maintain the upper bound of the target Fed Funds rate at 5.50% and acknowledged that “inflation has eased over the past year”.

•	Equity markets rallied significantly in the 4th quarter with the S&P500 ending 2023 near its all-time high.

Source: Bloomberg*	Source: Bloomberg*

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced strong performance in the fourth quarter as FHA/Ginnie Mae and conventional GSE multifamily spreads sharply tightened versus Treasuries. Agency Commercial MBS (CMBS) issuance slowed compared to the third quarter, reflective of GSE pipelines having an inherent lag, with borrowers exiting the pipeline when rates were materially higher to start the quarter, and the 10-year rallying nearly 70 bps through the quarter. Issuance ended the year at historically low levels, with 2023 issuance 28% below 2022. Ultimately, strong spread performance across the sector led to excess return for the quarter.

•	Spreads on conventional GSE multifamily securities tightened to Treasuries throughout the quarter; indications of continuing dovish Fed policy, combined with lower supply, led to increased demand for the sector.

•	FHA-insured multifamily permanent MBS experienced a tightening in nominal spreads during the quarter, primarily due to tightening of comparable duration conventional GSE multifamily securities. FHA-insured construction-related MBS spreads were tighter for the quarter, slightly lagging the tightening of the permanent sector. FHA-insured construction-related MBS spreads remain attractive and continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

Source: HIT, Securities Dealers and Bloomberg*

•	Total agency multifamily issuance for the fourth quarter of 2023 slowed heavily versus the fourth quarter of 2022 given the high interest rate environment and increased market volatility, coming in at $28 billion versus $35 billion a year prior. Total agency multifamily issuance for 2023 was $115 billion versus $160 billion for all of 2022.

•	The 2023 multifamily loan purchase caps for Fannie Mae and Freddie Mac were $75 billion for each enterprise. The 2023 caps, which decreased from $78 billion in 2022, reflect an anticipated contraction of the multifamily originations market in 2023. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will require that at least 50% of their multifamily business be affordable housing. The GSE’s finished well under the $75 billion purchase cap with Fannie Mae and Freddie Mac purchasing $53 and $52 billion respectively. For 2024, FHFA has further reduced purchase caps to $70 billion for each enterprise, with at least 50% of their multifamily business required to go towards affordable housing.

Market Outlook

The US economy is expected to slow in the coming months as the lagged effects of higher interest rates and a slowing labor market could weigh on consumer spending. Ongoing turmoil in the Middle East and the Red Sea could impact supply chains and cause oil prices to rise. Higher oil and gas prices act as a tax on consumers, who are already experiencing strained budgets from still elevated inflation.

Disinflation, as well as the slower job growth in the fourth quarter, has raised market expectations for more cuts in short-term rates in 2024. Currently, the Fed is forecasting three quarter-point rate cuts by the end of 2024, with the Fed Funds futures market predicting a much more aggressive policy of at least six quarter-point cuts by the end of 2024.

Additionally, there continues to be a high degree of political uncertainty going into the new year. The latest budget agreement passed in mid-January is just a stopgap measure that now pushes into March the possibility of a government shutdown.

Home prices remain at near record highs for new and existing home sales and are expected to be out of reach for many in 2024 so multifamily rental housing should continue to be in high demand. At the same time, a record number of renters are cost burdened, demonstrating the critical need for more affordable housing in the US. The HIT has a proven track record of investing in affordable and market rate housing, often using flexible financing tools that can create a competitive advantage. In times of heightened market uncertainty, the HIT’s portfolio continues to offer attractive yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers.

Market Data

Fourth Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	5.66%	0	6.18
Agencies	3.90%	198	3.38
Single family Agency MBS (RMBS)	7.48%	133	5.89
Corporates	8.50%	203	7.09
Commercial MBS (CMBS)	5.25%	67	4.42
Asset-backed securities (ABS)	3.48%	37	2.70

Change in Treasury Yields*

Maturity	9/30/23	12/31/23	Change
3 Month	5.446%	5.332%	-0.114%
6 Month	5.541%	5.246%	-0.295%
1 Year	5.448%	4.762%	-0.686%
2 Year	5.044%	4.250%	-0.794%
3 Year	4.799%	4.009%	-0.790%
5 Year	4.609%	3.847%	-0.762%
7 Year	4.614%	3.881%	-0.733%
10 Year	4.571%	3.879%	-0.692%
20 Year	4.897%	4.191%	-0.707%
30 Year	4.699%	4.028%	-0.671%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

Portfolio Data as of December 31, 2023

Net Assets	$6,558.83 million
Portfolio Effective Duration	6.01 years	Convexity	0.24
Portfolio Average Coupon	3.56%	Maturity	10.53 years
Portfolio Yield to Worst[1]	5.36%	Portfolio Current Yield[3]	3.93%
Number of Holdings	932	Average Price[4]	89.92

Sector Allocations:5

Multifamily MBS	74.18%	CMBS – Agency Multifamily^	66.88%
Agency Single-Family MBS	13.74%	Agency Single-Family MBS	13.74%
US Treasury	3.96%	US Treasury Notes/Bonds	3.96%
AAA Private-Label CMBS	0.32%	State Housing Permanent Bonds	4.57%
Multifamily Direct Const. Loans	6.25%	State Housing Construction Bonds	3.04%
Cash & Short-Term Securities	1.56%	Direct Construction Loans	6.25%
		Cash & Short-Term Securities	1.56%
		^ Includes multifamily MBS (59.66%), MF Construction MBS (6.90%), and AAA Private-Label CMBS (0.32%).
Quality Distribution:[3]		Geographical Distribution of Long-Term Portfolio:[6]
US Government or Agency	85.15%
AAA	2.08%	East	17.43%
AA	4.95%	Midwest	23.00%
A	0.00%	South	11.44%
Not Rated	6.25%	West	10.32%
Cash	1.56%	National Mortgage Pools	37.81%

Portfolio Duration Distribution, by Percentage in Each Category:[3]				Maturity Distribution based on average life:
Cash	1.56%	5-5.99 years	19.56%	0 – 1 year	5.50%
0-0.99 years	15.86%	6-6.99 years	15.34%	1 – 2.99 years	6.67%
1-1.99 years	2.75%	7-7.99 years	7.52%	3 – 4.99 years	11.04%
2-2.99 years	3.00%	8-8.99 years	3.61%	5 – 6.99 years	20.05%
3-3.99 years	10.23%	9-9.99 years	2.01%	7 – 9.99 years	41.70%
4-4.99 years	7.06%	Over 10 years	11.50%	10 – 19.99 years	11.09%
				Greater than 20 years	3.94%

3 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

4 Portfolio market value weighted by current face.

5 Based on total investments and including unfunded commitments.

6 Excludes cash and short-term equivalents, US Treasury and Agency securities.